UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                  ____________

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported) June 9, 2003 (May 23, 2003)

                        TENET INFORMATION SERVICES, INC.
                (Exact Name of Registrant as Specified in Charter)

        Utah               0-18113                87-0405405
  (State or Other     (Commission File  (I.R.S. Employer Identification
  Jurisdiction of          Number)                   No.)
   Incorporation)

           53 West 9000 South
               Sandy, Utah                           84070
(Address of Principal Executive Offices)          (Zip Code)

       Registrant's telephone number, including area code:  (801) 568-0899

ITEM 2.     Acquisition or Disposition of Assets

On May 23, 2003, Tenet Information Services, Inc. ("Tenet") sold all of the assets of its Consulting Division to Delta Healthcare Consulting Group, Inc. ("Delta"), a company formed by Frank C. Overfelt, pursuant to the terms and conditions of the Agreement For Sale and Purchase of Assets among Tenet Information Services, Inc, Delta Healthcare Consulting Group, Inc., and Frank Overfelt, dated May 23, 2003 (the "Purchase Agreement").

The disposed assets included (i) all equipment and hardware, furniture, contracts and license agreements, customer listings and records, marketing materials, and other assets primarily used in Tenet's Consulting Division and
(ii) a license of the IntelliChart software, all as more specifically defined in the Purchase Agreement (the "Acquired Assets").

In exchange for the Acquired Assets, Delta delivered to Tenet (i) a $25,698.53 promissory whereby Delta will pay $2,000 per quarter beginning August 14, 2003 to Tenet, with interest at the rate of 8% per annum (the "Note") and (2) a certificate of cancellation of indebtedness that cancelled and extinguished the following obligations that Tenet owed to either Mr. Frank Overfelt or to International HealthCare Consulting Group:

     (1) All amounts payable by Tenet to Overfelt in connection with Overfelt's employment with Tenet (including, without limitation, all compensation payable, or reimbursements for expenses, or accrued benefits) for periods prior to April 1, 2003;

     (2) Any amounts payable by Tenet to Overfelt in connection with Overfelt's employment with Tenet for any period after May 2, 2003 and prior to May 23, 2003; and

     (3) All indebtedness owed by Tenet to Overfelt and International HealthCare Consulting Group (the outstanding principal amount of which is approximately $54,029.95).

The Note is secured by (i) a pledge and security agreement of all shares of Tenet's Common Stock held by Mr. Overfelt and certain children of Mr. Overfelt and (ii) a guaranty by Mr. Overfelt.

Prior to the closing of the Purchase Agreement, Mr. Overfelt was an employee, officer, and director of Tenet. Upon the closing on May 23, 2003, Mr. Overfelt resigned as an employee, officer, and director of Tenet to devote his full-time efforts to Delta.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (b)  Pro forma Financial Information

The following pro forma condensed consolidated financial statements are presented to illustrate the effects of the sale of the Consulting Division (the "Disposition") on the historical financial position and operating results of Tenet.

The following pro forma condensed consolidated balance sheet of Tenet at March 31, 2003 gives effect to the Disposition as if it had occurred on that date.
The pro forma condensed consolidated statements of operations for the nine months ended March 31, 2002 and 2003 and for the years ended June 30, 2001 and 2002 give effect to the Disposition as if it had occurred as of the beginning of the earliest period presented.

The pro forma condensed consolidated financial statements have been derived from, and should be read in conjunction with, Tenet's historical consolidated financial statements, including the accompanying notes. Those financial statements are included in the Quarterly Report on Form 10-QSB for the nine months ended March 31, 2003 and the Annual Report on Form 10-KSB for the year ended June 30, 2002.

The pro forma condensed consolidated financial statements are presented only for informational purposes. As a result, the accompanying pro forma condensed consolidated financial statements are also not necessarily indicative of the financial position or results of operations of Tenet that would have occurred had the Disposition been consummated as of the dates indicated.

                 Tenet Information Services, Inc. and Subsidiary
                 Pro Forma Condensed Consolidated Balance Sheet
                                 March 31, 2003
                                   (Unaudited)

                                                    as of March 31, 2003
                                                         Pro forma
                                         Tenet          adjustments        Pro forma
                                          (a)               (b)              Tenet
-------------------------------------------------------------------------------------
ASSETS
  Current Assets
     Cash                              $  116,265     $       -0-         $  116,265
     Accounts receivable                  138,236         (97,219) (1,2)      41,017
     Work performed in excess of           42,216          (6,847) (3)        35,369
      billings
-------------------------------------------------------------------------------------
        Total current assets              296,717        (104,066)           192,651

  Property and Equipment
     Equipment                            136,058         (22,950) (3)       113,108
     Less: Accumulated depreciation      (120,031)         17,157 (3)       (102,874)
 ------------------------------------------------------------------------------------
        Net property and equipment         16,027          (5,793)            10,234

  Other Assets
     Trademarks & deposits                  3,575          (1,425) (3)         2,150
-------------------------------------------------------------------------------------

        Total other assets                  3,575          (1,425)             2,150

  Total Assets                         $  316,319     $  (111,284)        $  205,035
=====================================================================================

    See accompanying Notes to Pro Forma Condensed Consolidated Balance Sheet

                 Tenet Information Services, Inc. and Subsidiary
                 Pro Forma Condensed Consolidated Balance Sheet
                                 March 31, 2003
                                   (Unaudited)

---------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
  Current Liabilities
     Accounts payable                  $    149,305   $   (89,168) (4,5)  $    60,137
     Accrued expenses                        83,366       (29,680) (4,5)       53,686
     Accrued interest                        10,649           -0-              10,649
     Amounts due to related parties          48,071        (4,952) (5)         43,119
     Deferred revenue                       132,325           -0-             132,325
     Billings in excess of costs and        106,635       (56,325) (4)         50,310
---------------------------------------------------------------------------------------
        estimated earnings on
        Uncompleted contracts

  Total Liabilities                         530,351      (180,125)            350,226

  Stockholders' Equity
     Common stock, $0.001par value,          19,336           -0-              19,336
     Additional paid-in capital           4,853,896           -0-           4,853,896
     Retained deficit                    (5,087,264)       68,841 (6)      (5,018,423)
---------------------------------------------------------------------------------------
        Total stockholders' equity         (214,032)       68,841            (145,191)
---------------------------------------------------------------------------------------

Total Liabilities and Stockholders'    $    316,319   $  (111,284)        $    205,035
Equity
=======================================================================================

    See accompanying Notes to Pro Forma Condensed Consolidated Balance Sheet

                 Tenet Information Services, Inc. and Subsidiary
             Notes To Pro Forma Condensed Consolidated Balance Sheet
                              As of March 31, 2003
                                   (Unaudited)

(a)  Reflects Tenet's historical financial position at March 31, 2003.
(b) Pro forma adjustments to record the Disposition as of March 31, 2003 reflect:
     (1) consideration paid by Delta to Tenet in the form of a note receivable in the amount of $27,500;
     (2) the exclusion of $124,719 in receivables related to the Consulting Business. The receivables were collected by Tenet before the consummation of the transaction to sell the assets to Delta;
     (3)  the exclusion of various assets related to the Consulting
        Business;
     (4)  the exclusion of various liabilities related to the Consulting
        Business;
     (5) consideration paid by Delta to Tenet in the form of debt forgiveness of i) accounts payable of $38,551 of expenses owed by Tenet to Overfelt, ii) accrued expenses of $10,527 of vacation and compensation amounts owed by Tenet to Overfelt, and iii) amounts due to related parties of $4,952 in a note payable owed by Tenet to a company owned by Overfelt for a total forgiveness of debt by Delta of $54,030;
     (6)  the gain recognized on the consummation of the transactions.

                 Tenet Information Services, Inc. and Subsidiary
            Pro Forma Condensed Consolidated Statements of Operations
                        For the Year Ended June 30, 2002
                                   (Unaudited)

                                                       Pro forma
                                         Tenet        adjustments       Pro forma
                                          (a)              (b)            Tenet
-----------------------------------------------------------------------------------

Revenue                               $    717,005    $   (249,463)    $   467,542

Expenses
 Cost of Revenue                           365,132        (139,927)        225,205
 Selling, general, and                     178,015        (196,163)        (18,148)
administrative expenses
 Software development                      104,658              -0-        104,658
-----------------------------------------------------------------------------------
  Total Expenses                           647,805        (336,090)        311,715
-----------------------------------------------------------------------------------

Net Gain or Loss from Operations            69,200          86,627         155,827

Other Income / (Expense)
 Interest expense                          (20,446)            -0-         (20,446)
 Interest income                               511             -0-             511
-----------------------------------------------------------------------------------
  Total Other Income/(Expense)             (19,935)            -0-         (19,935)
-----------------------------------------------------------------------------------

Loss before income taxes and                49,265          86,627         135,892
 extraordinary item

Income taxes                                  -0-              -0-             -0-
-----------------------------------------------------------------------------------

Loss before extraordinary item             49,265           86,627         135,892

Forgiveness of debt                        21,625              -0-          21,625
-----------------------------------------------------------------------------------

Net income                            $    70,890     $     86,627     $   157,517
===================================================================================

           See accompanying Notes to Pro Forma Condensed Consolidated
                             Statement of Operations
                                     page 6

                 Tenet Information Services, Inc. and Subsidiary
            Pro Forma Condensed Consolidated Statements of Operations
                    For the Nine Months Ended March 31, 2003
                                   (Unaudited)


                                                       Pro forma
                                         Tenet        adjustments       Pro forma
                                          (a)              (b)            Tenet
-----------------------------------------------------------------------------------


Revenue                               $    663,061    $   (239,692)    $   423,369

Expenses
 Cost of Revenue                           355,002        (225,222)        129,780
 Selling, general, and                     204,207         (60,102)        144,105
administrative expenses
 Software development                       88,254             -0-          88,254
-----------------------------------------------------------------------------------
  Total Expenses                           647,463        (285,324)        362,139
-----------------------------------------------------------------------------------

Net Gain or Loss from Operations            15,598          45,632          61,230

Other Income / (Expense)
 Interest expense                          (13,811)            -0-         (13,811)
 Interest income                                -0-            -0-              -0-
-----------------------------------------------------------------------------------
  Total Other Income/(Expense)             (13,811)            -0-         (13,811)
-----------------------------------------------------------------------------------

Loss before income taxes and                 1,787          45,632          47,419
 extraordinary item

Income taxes                                   -0-             -0-             -0-
-----------------------------------------------------------------------------------

Loss before extraordinary item               1,787          45,632          47,419

Forgiveness of debt                            -0-             -0-             -0-
-----------------------------------------------------------------------------------

Net income                            $      1,787    $     45,632     $    47,419
===================================================================================


           See accompanying Notes to Pro Forma Condensed Consolidated

                             Statement of Operations
                                     page 7

                 Tenet Information Services, Inc. and Subsidiary
       Notes To Pro Forma Condensed Consolidated Statements of Operations
                  For the Nine Months Ended March 31, 2003 and
                          the Year Ended June 30, 2002
                                   (Unaudited)

(a) Reflects Tenet's historical operating results for the nine months ended March 31, 2003 and for the year ended March 31, 2002.
(b) Pro forma adjustments to record the Disposition for the nine months ended March 31, 2003 and for the year ended March 31, 2002.





(c)  Exhibits

Exhibit Number      Description

2.1 Agreement for Sale and Purchase of Assets among Tenet Information Services, Inc., Delta Healthcare Consulting Group, Inc., and Frank Overfelt, dated May 23, 2003.

10.1                Tenet   Information  Services,  Inc.  and  Delta  Healthcare
                    Consulting Group, Inc. Agreement Regarding IntelliChart, dated effective May 23, 2003.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         TENET INFORMATION SERVICES, INC.


Date:  June 9, 2003      /s/ Jerald L. Nelson
                         --------------------
                         Jerald L. Nelson
                         Corporate Treasurer and Chairman of the Board of
                         Directors